UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): February 3,  2010

Travelzoo Inc.

-------------------------------------------------

(Exact Name of Registrant as Specified in its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	000-50171 ------------------- (Commission File Number)	36-4415727 --------------------------- (I.R.S. Employer Identification Number)

590 Madison Avenue, 37th Floor New York, New York ---------------------------------------------------- (Address of Principal Executive Offices)	10022 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(212) 484-4900

------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 3, 2010, Travelzoo Inc. (the “Company”) issued a press release to report earnings for the three months and year ended December 31, 2009. The Company has subsequently revised its reported earnings to reflect a change in its income from discontinued operations and net income for the three months and year ended December 31, 2009. The change was as a result of classifying the gain on the sale of the Company’s Asia Pacific business segment of $3.4 million as an increase to additional paid-in capital within stockholders’ equity, rather than including the gain in income from discontinued operations. The Company initially classified this gain as part of income from discontinued operations, based on informal discussions with its auditors. However, in the course of finalizing the Company's financial statements, it was determined that the $3.4 million should be classified as an increase to additional paid-in capital within stockholders’ equity, rather than including the gain in income from discontinued operations, because the Company and the entity that acquired the Asia Pacific business segment are under the common control of the Company’s majority shareholder. In addition, the Company reclassified $1.1 million of other receivables and $68,000 of accounts payable to additional paid-in capital as of December 31, 2009. In the unaudited condensed statement of cash flows, the $2.1 million proceeds from the sale of the Asia Pacific business segment, net of cash provided, is now reflected as cash flows from financing activities rather than cash flow from investing activities.

A copy of the amended unaudited condensed consolidated statements of operations, amended unaudited condensed balance sheets, and amended unaudited condensed consolidated statements of cash flows is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

                (d)           Exhibits.  See Exhibit Index.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO INC.

Date: March 9, 2010	By:	/s/ Wayne Lee
Wayne Lee Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Amended unaudited condensed consolidated statements of operations, amended unaudited condensed balance sheets, and amended unaudited condensed consolidated statements of cash flows.